Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
Fourth Quarter Net Revenue Totaled $142.5 Million, Representing Year-over-Year Growth of 20%
Fourth Quarter GAAP Net Loss of $7.3 Million and GAAP EPS of ($0.06); Fourth Quarter Non-GAAP Adjusted Net Income1 of $19.7 Million and Non-GAAP Adjusted EPS1 of $0.16
Fourth Quarter Non-GAAP Adjusted EBITDA2 Totaled $31.4 Million, Representing Year-over-Year Growth of 53%
Fiscal Year 2026 Net Revenue Totaled $565.3 Million, Representing Year-over-Year Growth of 15%
Fiscal Year 2026 GAAP Net Loss of $37.7 Million and GAAP EPS of ($0.33); Fiscal Year 2026 Non-GAAP Adjusted Net Income1 of $64.9 Million and Non-GAAP Adjusted EPS1 of $0.56
Fiscal Year 2026 Non-GAAP Adjusted EBITDA2 Totaled $122.5 Million, Representing Year-over-Year Growth of 69%
Austin, TX – May 26, 2026 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal fourth quarter and fiscal year ended March 31, 2026.
Recent Financial Highlights:
•Fiscal fourth quarter of 2026 revenue totaled $142.5 million, representing an increase of 20% year-over-year as compared to the fiscal fourth quarter of 2025.
•GAAP net loss for the fiscal fourth quarter of 2026 was $7.3 million, or ($0.06) per share. Non-GAAP adjusted net income1 for the fiscal fourth quarter of 2026 was $19.7 million, or $0.16 per share, as compared to non-GAAP adjusted net income1 of $11.3 million, or $0.10 per share, in the fiscal fourth quarter of 2025.
•Non-GAAP adjusted EBITDA2 for the fiscal fourth quarter of 2026 was $31.4 million, representing an increase of 53% year-over-year as compared to non-GAAP adjusted EBITDA2 of $20.5 million in the fiscal fourth quarter of 2025.
•Fiscal year 2026 revenue totaled $565.3 million, representing an increase of 15% as compared to fiscal year 2025.
•Fiscal year 2026 GAAP net loss was $37.7 million, or ($0.33) per share. Fiscal year 2026 non-GAAP adjusted net income1 was $64.9 million, or $0.56 per share.
•Fiscal year 2026 non-GAAP adjusted EBITDA2 was $122.5 million, representing an increase of 69% as compared to fiscal year 2025.

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

“Fiscal 2026 was a successful year for Digital Turbine. Emboldened by our upside financial performance and ongoing business momentum, we are pleased to provide guidance above current estimates for fiscal 2027,” said Bill Stone, CEO. “I am extremely proud of the Company’s overall execution, as we returned the business to double-digit revenue and adjusted EBITDA growth with notable gross margin expansion, while simultaneously strengthening the balance sheet and strategically positioning the Company for the future. One of the key factors for our markedly improved performance has been our ability to more effectively utilize our unique first-party data in order to drive better results for our rapidly expanding global network of advertisers, publishers, carriers and OEMs. Our ability to leverage valuable new AI tools and partnerships to maximize the value of our extensive data array has been, and will continue to be, a meaningful contributor to growth.”
Fiscal 2026 Fourth Quarter Financial Results
Total net revenue for the fourth quarter of fiscal 2026 was $142.5 million, representing year-over-year growth of 20% as compared to net revenue of $119.2 million for the fourth quarter of fiscal 2025. Total On Device Solutions net revenue before intercompany eliminations was $91.0 million, representing year-over-year growth of 5%. Total App Growth Platform net revenue before intercompany eliminations was $52.1 million, representing year-over year growth of 57%.
GAAP net loss for the fourth quarter of fiscal 2026 was $7.3 million, or ($0.06) per share, as compared to GAAP net loss for the fourth quarter of fiscal 2025 of $18.8 million, or ($0.18) per share.
Non-GAAP adjusted net income1 for the fourth quarter of fiscal 2026 was $19.7 million, or $0.16 per share, as compared to non-GAAP adjusted net income1 of $11.3 million, or $0.10 per share, in the fourth quarter of fiscal 2025.
Non-GAAP adjusted EBITDA2 for the fourth quarter of fiscal 2026 was $31.4 million, representing year-over-year growth of 53% as compared to non-GAAP adjusted EBITDA2 for the fourth quarter of fiscal 2025 of $20.5 million.

Full Year Fiscal 2026 Financial Results

Total net revenue for fiscal 2026 was $565.3 million, representing year-over-year growth of 15% as compared to total revenue of $490.5 million for fiscal 2025.

GAAP net loss for fiscal 2026 was $37.7 million, or ($0.33) per share, as compared to GAAP net loss for fiscal 2025 of $92.1 million, or ($0.89) per share.

Non-GAAP adjusted net income1 for fiscal 2026 was $64.9 million, or $0.56 per share, as compared to non-GAAP adjusted net income1 for fiscal 2025 of $38.7 million, or $0.37 per share.

Non-GAAP adjusted EBITDA2 for fiscal 2026 was $122.5 million, representing year-over-year growth of 69% as compared to fiscal 2025 non-GAAP adjusted EBITDA2 of $72.3 million.

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

Business Outlook
Based on information available as of May 26, 2026, the Company currently expects the following for fiscal year 2027 :
•Revenue of between $630 million and $650 million
•Non-GAAP adjusted EBITDA2 of between $135 million and $145 million

It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call and webcast today at 4:30p.m. ET to discuss its fourth quarter and fiscal 2026 financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/W6z15Q47g98. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 6034141. A live and archived webcast of the call can be accessed via the Investor Relations section of Digital Turbine’s website. The webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.

For those unable to join the live call, a playback will be available through June 2nd, 2026. The replay can be accessed by dialing 855-669-9658 in the United States or 412-317-0088 from international locations, passcode 2613496.

An online webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income (loss) and EPS are defined as GAAP net income (loss) and EPS adjusted to exclude the effect of the following, if any: stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses, severance costs, changes in fair value of contingent consideration, contract settlement fees, impairment of goodwill, tax adjustments, (gain)/loss on extinguishment of debt, amortization of debt discount, issuance costs and exit and duration fees, and unrealized (gain)/loss on derivatives. The Company added (gain)/loss on extinguishment of debt, the amortization of debt discount, issuance costs and exit and duration fees, and unrealized (gain)/loss on derivatives due to their unusual nature and association with the Company’s specific August 29, 2025 debt refinance transaction and related issuance of warrants. Readers are cautioned that non-GAAP adjusted net income (loss) and EPS should not be construed as an alternative to comparable GAAP net income (loss) figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income (loss) excluding the following cash and non-cash expenses, if any: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses, contract settlement fees, changes in fair value of contingent consideration, impairment of goodwill, severance costs, (gain)/loss on extinguishment of debt, amortization of debt discount, issuance costs, and exit and duration fees, and unrealized (gain)/loss on derivatives. The Company added (gain)/loss on extinguishment of debt, the amortization of debt discount, issuance costs and exit and duration fees, and unrealized (gain)/loss on derivatives due to their unusual nature and association with the Company’s specific August 29, 2025 debt refinance transaction and related issuance of warrants. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding the following, if any: transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income (loss) from operations adjusted to exclude the effect of the following, if any: product development costs, sales and marketing costs, general and administrative costs, contract settlement fees, impairment of goodwill and depreciation of software included in other direct costs of revenue. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We may not achieve the expected benefits of our transformation program and similar measures we take in the future, and our efforts may adversely affect our business.
•We have a history of net losses.
•We have a limited operating history for our current portfolio of assets.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial, and economic risks as a result of our international operations.

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The development and use of artificial intelligence (“AI”) in our business, combined with an uncertain regulatory environment, may adversely affect our business, reputation, financial condition, and results of operations.
•System security risks, data protection breaches, cyber-attacks, and systems integration issues could disrupt our business.
•Our business may involve the use, transmission, and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•The effects of the current and any future general downturns in the United States (“U.S”). and the global economy, including financial market disruptions.
•Our products, services, and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business and reputation could be impacted by information technology system failures and network disruptions
•Our business may suffer if we are unable to hire and retain key talent.
•Our corporate culture has contributed to our success, and if we cannot maintain this culture, we could lose the innovation, creativity, passion, and teamwork that we believe contribute to our success and our business may be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•Adverse developments affecting the financial services industry, including events involving liquidity, defaults or non-performance, could adversely affect our business, financial condition, and results of operations.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm our business.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, inflation, global supply chain, and tariffs.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape, including recent tariff increases and trade tensions.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-bribery, anti-corruption, and similar laws, and non-compliance with such laws can subject us to criminal penalties or significant fines and harm our business and reputation.
•We are subject to governmental economic sanction requirements and export and import controls that could impair our ability to compete in international markets.
•Our ability to use our net operating losses, credits, and certain other tax attributes to offset future taxable income or taxes may be subject to certain limitations.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products, and services available in certain jurisdictions.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights.
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have significant indebtedness, which could limit our financial flexibility.

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•If our goodwill becomes impaired, we may be required to record significant charges to earnings.
•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.
•Maintaining and improving financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of Annual Report under the heading “Risk Factors.”
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,		Year Ended March 31,
	2026	2025	2026	2025
Net revenue	$142,549	$119,152	$565,251	$490,506
Costs of revenue and operating expenses
Revenue share	57,982	53,195	243,638	235,287
Other direct costs of revenue	12,720	9,359	46,971	34,541
Product development	9,458	9,114	40,476	39,464
Sales and marketing	15,639	14,014	58,000	61,642
General and administrative	36,235	45,162	142,124	173,647
Total costs of revenue and operating expenses	132,034	130,844	531,209	544,581
Income (loss) from operations	10,515	(11,692)	34,042	(54,075)
Interest and other income (expense), net
Change in fair value of contingent consideration	—	—	(231)	(300)
Interest expense, net	(16,782)	(8,855)	(58,580)	(34,783)
Unrealized gain on derivatives	2,239	—	1,504	—
Foreign exchange transaction gain	499	418	3,536	1,297
Loss on extinguishment of debt	—	—	(9,795)	—
Other expense, net	(15)	(24)	(1,816)	(3)
Total interest and other expense, net	(14,059)	(8,461)	(65,382)	(33,789)
Loss before income taxes	(3,544)	(20,153)	(31,340)	(87,864)
Income tax expense (benefit)	3,796	(1,327)	6,392	4,235
Net loss	(7,340)	(18,826)	(37,732)	(92,099)
Other comprehensive income
Foreign currency translation gain (loss)	802	826	(462)	(2,349)
Comprehensive loss	$(6,538)	$(18,000)	$(38,194)	$(94,448)
Net loss per common share
Basic	$(0.06)	$(0.18)	$(0.33)	$(0.89)
Diluted	$(0.06)	$(0.18)	$(0.33)	$(0.89)
Weighted average common shares outstanding
Basic	120,048	105,427	112,923	103,747
Diluted	120,048	105,427	112,923	103,747

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)
(in thousands, except par value and share amounts)

	March 31,
	2026	2025
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$37,960	$40,084
Accounts receivable, net	251,240	181,770
Prepaid expenses	6,060	6,923
Value-added tax receivable	4,461	8,291
Other current assets	12,149	5,711
Total current assets	311,870	242,779
Property and equipment, net	49,111	46,966
Right-of-use assets	7,739	9,924
Intangible assets, net	217,448	257,697
Goodwill	223,053	221,741
Other non-current assets	32,433	33,747
TOTAL ASSETS	$841,654	$812,854

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$132,807	$139,944
Accrued revenue share	87,215	35,264
Accrued compensation	22,408	7,503
Acquisition purchase price liabilities	436	1,697
Current portion of long-term debt	7,031	—
Other current liabilities	18,402	38,118
Total current liabilities	268,299	222,526
Long-term debt, net	353,932	408,687
Derivative liabilities	2,164	—
Deferred tax liabilities, net	15,818	16,308
Other non-current liabilities	9,280	11,375
Total liabilities	649,493	658,896
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 121,073,328 issued and 120,315,203 outstanding at March 31, 2026; 106,735,767 issued and 105,977,642 outstanding at March 31, 2025	10	10
Additional paid-in capital	969,062	892,665
Treasury stock (758,125 shares at March 31, 2026 and March 31, 2025)	(71)	(71)
Accumulated other comprehensive loss	(51,766)	(51,304)
Accumulated deficit	(725,174)	(687,442)
Total stockholders’ equity	192,161	153,958
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$841,654	$812,854

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three Months Ended March 31,		Year ended March 31,
	2026	2025	2026	2025
Cash flows from operating activities:
Net loss	$(7,340)	$(18,826)	$(37,732)	$(92,099)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	16,684	23,126	71,452	82,910
Amortization of debt discount, issuance costs, and exit and duration fees	5,994	545	13,933	1,835
Provision for credit losses on accounts receivable	44	623	233	2,767
Unrealized gain on derivatives	(2,239)	—	(1,504)	—
Foreign exchange transaction gain	(499)	(418)	(3,536)	(1,297)
Stock-based compensation expense	4,142	8,126	16,355	33,543
Loss on extinguishment of debt	—	—	9,795	—
Change in fair value of contingent consideration	—	—	231	300
Non-cash lease expense	895	788	3,502	3,179
Change in deferred income taxes	4,232	1,298	(654)	(4,054)
Changes in operating assets and liabilities:
Accounts receivable	(6,150)	16,847	(70,192)	5,823
Prepaid expenses	1,442	(18)	922	777
Value-added tax receivable	6,089	(640)	4,386	(3,570)
Other current assets	3,587	(423)	(4,848)	613
Right-of-use asset	(1,149)	108	(1,061)	(3,928)
Other non-current assets	786	237	1,814	939
Accounts payable	5,563	(7,961)	(7,183)	(19,345)
Accrued revenue share	(6,908)	927	51,827	1,418
Accrued compensation	4,987	(1,081)	14,767	298
Other current liabilities	(26,103)	(10,007)	(21,415)	2,410
Other non-current liabilities	324	(1,743)	713	(639)
Net cash provided by operating activities	4,381	11,508	41,805	11,880
Cash flows from investing activities
Capital expenditures	(7,447)	(6,944)	(30,619)	(27,477)
Net cash used in investing activities	(7,447)	(6,944)	(30,619)	(27,477)
Cash flows from financing activities
Proceeds from borrowings, net of original issue discount	—	—	418,700	38,000
Payment of debt issuance costs	—	—	(20,486)	(1,627)
Payment of deferred business acquisition consideration	(106)	—	(1,263)	—
Repayment of debt obligations	—	—	(466,000)	(13,000)
Proceeds from issuance of common stock in connection with at-the-market offering, net of issuance costs of $1,337	—	—	56,809	—
Payment of withholding taxes for net share settlement of equity awards	(432)	(234)	(937)	(465)
Proceeds from options exercised	6	270	2,313	373
Net cash provided by (used in) financing activities	(532)	36	(10,864)	23,281

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

	Three Months Ended March 31,		Year Ended March 31,
	2026	2025	2026	2025
Effect of exchange rate changes on cash and cash equivalents and restricted cash	1,135	170	(2,446)	(1,205)
Net change in cash and cash equivalents and restricted cash	(2,463)	4,770	(2,124)	6,479
Cash and cash equivalents and restricted cash, beginning of period	40,423	35,314	40,084	33,605
Cash and cash equivalents and restricted cash, end of period	$37,960	$40,084	$37,960	$40,084

Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$37,719	$39,393	$37,719	$39,393
Restricted cash	$241	$691	$241	$691
Total cash, cash equivalents, and restricted cash	$37,960	$40,084	$37,960	$40,084

Supplemental disclosure of cash flow information
Interest paid	$11,061	$7,986	$47,088	$35,583
Income taxes paid	$14,193	$5,592	$26,295	$7,150

Supplemental disclosure of non-cash investing and financing activities
Assets acquired not yet paid	$233	$519	$233	$519
Stock-based compensation included in capitalized software development costs	$382	$232	$1,857	$1,024
Fair value of unpaid contingent consideration in connection with business acquisitions	$—	$1,664	$—	$1,664

Net Revenue By Segment
(in thousands)
(Unaudited)

	Three Months Ended March 31,			Year Ended March 31,
	2026	2025	% Change	2026	2025	% Change
On Device Solutions	$90,961	$86,832	5%	$382,429	$341,632	12%
App Growth Platform	52,149	33,250	57%	185,742	153,229	21%
Elimination	(561)	(930)	(40)%	(2,920)	(4,355)	(33)%
Total net revenue	$142,549	$119,152	20%	$565,251	$490,506	15%

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

GAAP Income (Loss) From Operations to Non-GAAP Gross Profit
(in thousands)
(Unaudited)

	Three Months Ended March 31,		Year Ended March 31,
	2026	2025	2026	2025
Income (loss) from operations	$10,515	$(11,692)	$34,042	$(54,075)
Add-back items:
Product development	9,458	9,114	40,476	39,464
Sales and marketing	15,639	14,014	58,000	61,642
General and administrative	36,235	45,162	142,124	173,647
Depreciation of software included in other direct costs of revenue	—	6	—	208
Contract settlement fees	—	—	—	3,800
Non-GAAP gross profit	$71,847	$56,604	$274,642	$224,686
Non-GAAP gross profit percentage	50%	48%	49%	46%

GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income
(in thousands)
(Unaudited)

	Three Months Ended March 31,		Year Ended March 31,
	2026	2025	2026	2025
Net loss	$(7,340)	$(18,826)	$(37,732)	$(92,099)
Add-back items:
Stock-based compensation expense	4,142	8,126	16,355	33,543
Amortization of intangibles	8,868	13,429	41,598	55,612
Change in fair value of contingent consideration	—	—	231	300
Tax adjustment(1)	10,240	7,165	21,589	29,551
Business transformation costs	—	84	31	2,060
Transaction-related expenses	—	152	—	359
Severance costs	53	666	595	3,711
Contract settlement fees	—	—	—	3,800
Amortization of debt discount, issuance costs, and exit and duration fees(2)	5,994	536	13,933	1,826
Loss on extinguishment of debt	—	—	9,795	—
Unrealized gain on derivatives	(2,239)	—	(1,504)	—
Non-GAAP adjusted net income	$19,718	$11,332	$64,891	$38,663
Non-GAAP adjusted net income per common share	$0.16	$0.10	$0.56	$0.37
Weighted average common shares outstanding, diluted	122,791	108,150	116,776	105,810
________
(1) Valuation allowance
(2) During the fiscal year ended March 31, 2026, the Company revised its non-GAAP definitions to include non-cash interest expense. Prior-period presentations for the three months and year ended March 31, 2025, have been recast to conform to the current period presentation.

Digital Turbine Reports Fiscal 2026 Fourth Quarter and Fiscal Year 2026 Financial Results
May 26, 2026

GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA
(in thousands)
(Unaudited)

	Three Months Ended March 31,		Year Ended March 31,
	2026	2025	2026	2025
Net loss	$(7,340)	$(18,826)	$(37,732)	$(92,099)
Add-back items:
Stock-based compensation expense	4,142	8,126	16,355	33,543
Depreciation and amortization	16,684	23,126	71,452	82,910
Interest expense, net	16,782	8,855	58,580	34,783
Other expense, net	15	24	1,816	3
Change in fair value of contingent consideration	—	—	231	300
Business transformation costs	—	84	31	2,060
Loss on extinguishment of debt	—	—	9,795	—
Foreign exchange transaction gain	(499)	(418)	(3,536)	(1,297)
Income tax expense (benefit)	3,796	(1,327)	6,392	4,235
Transaction-related expenses	—	152	—	359
Severance costs	53	666	595	3,711
Contract settlement fees	—	—	—	3,800
Unrealized gain on derivatives	(2,239)	—	(1,504)	—
Non-GAAP adjusted EBITDA	$31,394	$20,462	$122,475	$72,308

GAAP Cash Flow From Operating Activities to Non-GAAP Free Cash Flow
(in thousands)
(Unaudited)

	Three Months Ended March 31,		Year Ended March 31,
	2026	2025	2026	2025
Net cash provided by operating activities	$4,381	$11,508	$41,805	$11,880
Capital expenditures	(7,447)	(6,944)	(30,619)	(27,477)
Transaction-related expenses	—	152	—	359
Severance costs	53	666	595	3,711
Business transformation costs	—	84	31	2,060
Non-GAAP free cash flow provided by (used in) operations	$(3,013)	$5,466	$11,812	$(9,467)